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                                                                    EXHIBIT 32.2

                            CERTIFICATION PURSUANT TO
            SECTION 1350, CHAPTER 63 OF TITLE 18, UNITED STATES CODE,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to Section 1350, Chapter 63 of Title 18, United States Code, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned, as Chief Financial Officer of Reebok International Ltd. (the "Company"), does hereby certify that to the undersigned's knowledge:

     1) the Company's Quarterly Report on Form 10-Q for the quarter ended March 31, 2004 ("10-Q") fully complies with the requirements of
          Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2) the information contained in the Company's 10-Q being filed fairly presents, in all material respects, the financial condition and results of operations of the Company.


                         /s/ Kenneth Watchmaker
                         -------------------------------
                         Kenneth Watchmaker
                         Chief Financial Officer


Dated: May 10, 2004


A signed original of this written statement required by Section 906 has been provided to Reebok International Ltd. and will be retained by Reebok International Ltd. and furnished to the Securities and Exchange Commission or its staff upon request.